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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 17, 2005
(Date of earliest event reported)

COMPUTER NETWORK TECHNOLOGY Corporation
(Exact name of registrant as specified in its charter)

Minnesota (State or other Jurisdiction of Incorporation)	0-13994 Commission File Number	41-1356476 IRS Employer Identification No.
6000 Nathan Lane North, Minneapolis, Minnesota 55442 (Address of principal executive offices, including Zip Code)
Telephone Number (763) 268-6000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Current Report on Form 8-K/A ("Amended 8-K") amends the Current Report on Form 8-K filed by Computer Network Technology Corporation, a Minnesota corporation ("CNT"), on January 18, 2005 (the "Initial 8-K"). As indicated on the cover page of the Initial 8-K, the Initial 8-K was filed under Rule 425 under the Securities Act of 1933. The Amended 8-K is filed solely to add submission type 425 to the EDGAR header information on this Amended 8-K, which was inadvertently omitted on the Initial 8-K EDGAR filing.

ITEM 1.01—Entry into a Material Definitive Agreement

        On January 17, 2005, McDATA Corporation, a Delaware corporation ("McDATA"), Computer Network Technology Corporation, a Minnesota corporation ("CNT"), and Condor Acquisition, Inc., a Minnesota corporation and a wholly-owned subsidiary of McDATA ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for a business combination whereby Merger Sub will merge with and into CNT (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub will cease and CNT will continue as the surviving corporation of the Merger and a wholly-owned subsidiary of McDATA. The description of the Merger Agreement set forth herein is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

        At the effective time of the Merger (the "Effective Time"), each share of CNT common stock (other than shares owned by CNT or McDATA and its subsidiaries) will be converted into the right to receive 1.3 shares of McDATA Class A common stock (the "Exchange Ratio"). Each outstanding CNT stock option, restricted stock unit, deferred stock unit and shares of restricted stock (whether vested or unvested) will be assumed by McDATA and will be converted into McDATA Class A common stock or the right to receive McDATA Class A common stock, as the case may be, based upon the Exchange Ratio.

        The issuance of McDATA Class A common stock in the Merger is subject to the approval of McDATA stockholders and the Merger and the Merger Agreement are subject to the approval of the CNT shareholders. In addition, the Merger is subject to the expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and any applicable foreign antitrust filings, the SEC declaring effective the registration of the McDATA Class A common stock to be issued in the Merger and any other material regulatory consents.

        Each of McDATA, CNT and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including (i) CNT making covenants not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction, (ii) CNT making covenants to negotiate in good faith with McDATA for a period of five (5) business days with respect to the terms of the Merger if CNT receives a superior transaction proposal, and (iii) McDATA making covenants not to make any acquisitions of other businesses in which the consideration payable by McDATA exceeds $25 million in the aggregate if such acquisitions could reasonably be expected to impede, interfere with, prevent or materially delay the Merger.

        The Merger Agreement contains certain termination rights for both McDATA and CNT, and further provides that, upon termination of the Merger Agreement under certain circumstances, McDATA may be obligated to pay CNT and CNT may be obligated to pay McDATA, as the case may be, a termination fee of $11 million and, under certain circumstances, reimburse the other for its expenses incurred in connection with the proposed transaction.

        The parties currently expect the Merger to close in CNT's second fiscal quarter of this year, although there can be no assurances that the Merger will close in that time period, or at all.

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        In connection with the Merger Agreement, certain holders of CNT common stock have entered into Voting Agreements committing to vote in favor of the Merger and the Merger Agreement. A copy of the Voting Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

        At the Effective Time, Thomas G. Hudson, CNT's Chairman, President and Chief Executive Officer and a director of CNT, and at least one other member of CNT's Board of Directors, will become directors of McDATA. Mr. Hudson is also expected to assume a senior executive role at McDATA to commence at the Effective Time.

        In connection with the Merger, CNT also entered into a Second Amendment to Rights Agreement with Mellon Investor Services LLC, as Rights Agent, copy of which is attached hereto as Exhibit 99.2. Pursuant to this amendment to CNT's existing Rights Agreement, McDATA and its subsidiaries and the transactions contemplated by the Voting Agreement referred to above are excluded from transactions that would otherwise trigger such Rights Agreement.

        ADDITIONAL INFORMATION AND WHERE TO FIND IT: It is expected that McDATA will file a Registration Statement on SEC Form S-4 and McDATA and CNT will file a Joint Proxy Statement/Prospectus with the SEC in connection with the Merger, and that McDATA and CNT will mail a Joint Proxy Statement/Prospectus to stockholders of McDATA and shareholders of CNT containing information about the Merger and other required information. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. The Registration Statement and Joint Proxy Statement/Prospectus will contain important information about McDATA, CNT, the Merger, the persons soliciting proxies relating to the Merger, their interests in the transaction and related maters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Joint Proxy Statement/Prospectus and these other documents, when completed, may also be obtained from CNT by directing a request by mail to Computer Network Technology Corporation at 6000 Nathan Lane North, Plymouth, MN 55442, telephone (763) 268-6130.

        In addition to the Registration Statement and the Joint Proxy Statement/Prospectus, McDATA and CNT file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by McDATA and CNT at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

        McDATA's and CNT's filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

        McDATA, CNT, directors and certain executive officers of McDATA and CNT may be considered participants in the solicitation of proxies in connection with the Merger. Certain directors and executive officers may have direct or indirect interests in the Merger due to securities holdings of McDATA and CNT, and consulting arrangements, service as directors and officers and rights to severance payments following the Merger. In addition, certain directors and officers, after the Merger, will be indemnified by McDATA and will benefit from insurance coverage for liabilities that may arise from their services as directors and officers of CNT prior to the Merger. Additional information regarding the participants in the solicitation will be contained in the Joint Proxy Statement/Prospectus to be filed by McDATA and CNT with the SEC.

ITEM 7.01—Regulation FD Disclosure

        A copy of the joint press release issued by McDATA and CNT on January 18, 2005 regarding the Merger Agreement is attached as Exhibit 99.3 hereto. A copy of the script for a January 18, 2005 call

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with analysts (the "Analysts Call") regarding the Merger Agreement is attached as Exhibit 99.4 hereto. A copy of Questions and Answers for the Analysts Call and employee meetings regarding the Merger Agreement is attached as Exhibit 99.5 hereto.

        The information in this Item 7.01 and Exhibits 99.3, 99.4 and 99.5 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01—Financial Statements and Exhibits

  (c)
  Exhibits

2.1
Agreement and Plan of Merger dated January 17, 2005 by and among McDATA Corporation, Computer Network Technology Corporation and Condor Acquisition, Inc.*

99.1
Voting Agreement by and among McDATA Corporation, Computer Network Technology Corporation, Condor Acquisition, Inc. and the shareholders of Computer Network Technology Corporation set forth on the signature page thereto.*

99.2
Second Amendment to Rights Agreement, dated as of January 15, 2004, by and between Computer Network Technology Corporation and Mellon Investor Services LLC.*

99.3
Joint Press Release dated January 18, 2005 (furnished).*

99.4
Script for January 18, 2005 Analyst Call (furnished).*

99.5
Questions and Answers for January 18, 2005 Analyst Call and Employee Meetings (furnished).*

*
Previously filed or furnished as Exhibits to a Current Report on Form 8-K filed by Computer Network Technology Corporation on January 18, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER NETWORK TECHNOLOGY CORPORATION
By:	/s/ GREGORY T. BARNUM Gregory T. Barnum Chief Financial Officer

        Dated: February 15, 2005

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  ITEM 1.01—Entry into a Material Definitive Agreement
  ITEM 7.01—Regulation FD Disclosure
  ITEM 9.01—Financial Statements and Exhibits
SIGNATURE